UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2015

LHC GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33989	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Hugh Wallis Rd. S.

Lafayette, LA 70508

(Address of Principal Executive Offices, including Zip Code)

(337) 233-1307

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 7, 2015, LHC Group, Inc. (the “Company”) entered into a Stipulation of Settlement to resolve a previously disclosed consolidated stockholder derivative claim.

On October 26, 2015, the United States District Court for the Western District of Louisiana (the “Court”), issued an order granting preliminary approval of the settlement. A hearing to determine whether the Court should issue an order finally approving the proposed settlement has been scheduled for January 20, 2016.

Attached as Exhibit 99.1 to this report is the Notice of Proposed Settlement (the “Notice”), describing, among other things, the background of the claim and the settlement and providing that any objections to the settlement must be made by stockholders of the Company on or before January 6, 2016, in the manner described in the Notice. The Company’s insurance carrier will fund any fee and expense award as described in the Notice and approved by the Court.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Notice of Proposed Settlement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.
(Registrant)

	By:	/s/ DIONNE E. VIATOR
Dionne E. Viator
Executive Vice President,
Chief Financial Officer and Treasurer

Dated: November 12, 2015